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Exhibit 99.1


                   CERTIFICATION PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Dated:  August 14, 2002                     /s/ Kari Stefansson
                                            ------------------------------------
                                            Kari Stefansson
                                            Chairman, President, Chief Executive
                                            Officer



Dated:  August 14, 2002                     /s/ Lance Thibault
                                            ------------------------------------
                                            Lance Thibault
                                            Chief Financial Officer and
                                            Treasurer